UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

FORM N-Q

March 31, 2012

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 49.2%
FHLMC - 6.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	$8,571	$9,541
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	422,013	481,446
Federal Home Loan Mortgage Corp. (FHLMC)	2.491%	2/1/32	137,920	146,848	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.499%	4/1/32	937,300	951,007	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.623%	5/1/32	443,939	451,390	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.378%	7/1/32	184,469	193,474	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33-11/1/41	3,161,985	3,446,210
Federal Home Loan Mortgage Corp. (FHLMC)	2.598%	4/1/34	1,547,390	1,648,728	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.489%	12/1/36	165,807	177,849	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.985%	1/1/37	149,334	158,187	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.154%	2/1/37	74,443	78,853	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.342%	2/1/37	83,521	88,049	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.532%	4/1/37	268,981	284,906	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.371%	5/1/37	203,474	214,231	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.458%	5/1/37	498,557	527,836	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.880%	5/1/37	202,312	212,337	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.502%	12/1/37	281,786	301,932	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	8/1/38	8,184,153	8,921,965
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/40	8,290,756	8,798,732
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	11/1/15-7/1/32	931,605	1,075,523
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	2,060,113	2,305,344
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	948,911	1,036,231
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	3,657	3,724
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/21-11/1/35	2,964,647	3,211,074
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/33	3,490,548	3,768,864

Total FHLMC				38,494,281

FNMA - 24.4%
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/1/16	2,499	2,824
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	10,155	11,254
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/36	2,761,520	3,015,502
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-2/1/36	3,845,688	4,321,165
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-4/1/41	28,856,409	31,477,143
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	252,103	299,703
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	74	76
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	4,496	5,294
Federal National Mortgage Association (FNMA)	7.000%	1/1/25-9/1/34	15,729,720	18,332,662
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	7,963,461	8,879,944
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	713,320	831,165
Federal National Mortgage Association (FNMA)	2.402%	6/1/32	82,799	83,600	(a)
Federal National Mortgage Association (FNMA)	2.194%	1/1/35	1,338,237	1,412,558	(a)
Federal National Mortgage Association (FNMA)	2.737%	1/1/35	804,253	859,684	(a)
Federal National Mortgage Association (FNMA)	2.120%	2/1/35	811,760	858,161	(a)
Federal National Mortgage Association (FNMA)	2.250%	2/1/35	485,045	515,038	(a)
Federal National Mortgage Association (FNMA)	5.728%	7/1/37	504,375	535,685	(a)
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-6/1/41	9,455,708	10,104,809
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-12/1/41	38,544,975	40,469,503
Federal National Mortgage Association (FNMA)	3.500%	5/14/42	21,000,000	21,508,594	(b)
Federal National Mortgage Association (FNMA)	4.000%	5/14/42	3,000,000	3,139,687	(b)
Federal National Mortgage Association (FNMA)	4.500%	5/14/42	3,800,000	4,036,906	(b)

Total FNMA				150,700,957

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 18.6%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	$119,800	$143,078
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	10,414,701	12,390,961
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	332,906	368,683
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/20/37	4,090,140	4,721,073
Government National Mortgage Association (GNMA)	6.000%	11/15/32-9/20/38	8,032,719	9,076,454
Government National Mortgage Association (GNMA)	5.000%	9/15/33-5/20/41	38,629,056	42,680,001
Government National Mortgage Association (GNMA)	4.500%	2/15/40-3/15/40	6,678,287	7,315,431
Government National Mortgage Association (GNMA)	4.000%	4/19/42	8,100,000	8,692,312	(b)
Government National Mortgage Association (GNMA)	4.500%	4/19/42	21,200,000	23,071,564	(b)
Government National Mortgage Association (GNMA)	6.000%	4/19/42	600,000	677,156	(b)
Government National Mortgage Association (GNMA)	1.221%	8/20/58	134,907	134,352	(a)(c)
Government National Mortgage Association (GNMA)	2.090%	6/20/60	5,519,281	5,830,569	(a)(c)

Total GNMA				115,101,634

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $295,353,253)				304,296,872

ASSET-BACKED SECURITIES - 2.0%
ACE Securities Corp., 2004-OP1 M1	1.022%	4/25/34	1,383,044	1,086,392	(a)
ACE Securities Corp., 2005-SD3 A	0.642%	8/25/45	140,439	133,059	(a)
ACE Securities Corp., 2006-GP1 A	0.372%	2/25/31	90,570	74,380	(a)
ACE Securities Corp., 2006-SD1 A1B	0.592%	2/25/36	436,236	397,032	(a)
ACE Securities Corp., 2006-SL2 A	0.582%	1/25/36	1,182,730	67,763	(a)
Ameriquest Mortgage Securities Inc., 2004-R7 A6	0.612%	8/25/34	211,543	206,881	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	1,193,730	1,064,360
Bayview Financial Acquisition Trust, 2006-B 2A4	0.511%	4/28/36	720,270	628,558	(a)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.412%	9/15/18	847,447	808,000	(a)(d)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	78,114	67,451	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.572%	7/25/36	1,237,427	548,252	(a)(d)
Countrywide Home Equity Loan Trust, 2004-I A	0.532%	2/15/34	723,118	483,509	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.382%	7/15/36	185,566	119,637	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.792%	8/15/37	226,067	193,698	(a)
EMC Mortgage Loan Trust, 2006-A A1	0.692%	12/25/42	1,613,813	1,149,778	(a)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.452%	11/25/36	447,120	270,683	(a)
GSAMP Trust, 2003-SEA A1	0.642%	2/25/33	191,906	136,190	(a)
GSAMP Trust, 2006-S4 A1	0.332%	5/25/36	123,454	12,711	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.372%	6/25/36	394,429	73,641	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.067%	9/25/31	967,953	606,004	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.392%	3/25/36	609,496	130,906	(a)
New Century Home Equity Loan Trust, 2003-B M2	2.717%	11/25/33	20,392	14,418	(a)
Novastar Home Equity Loan, 2003-2 A2	0.922%	9/25/33	795,561	716,588	(a)
RAAC Series, 2006-RP2 A	0.492%	2/25/37	99,705	85,757	(a)(d)
RAAC Series, 2006-RP3 A	0.512%	5/25/36	1,506,877	971,565	(a)(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.742%	12/25/33	714,309	575,645	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Residential Funding Securities LLC, 2003-RP2 A1	0.692%	6/25/33	$154,579	$144,056	(a)(d)
SACO I Trust, 2006-4 A1	0.582%	3/25/36	444,544	214,408	(a)
SACO I Trust, 2006-6 A	0.502%	6/25/36	657,701	336,973	(a)
SACO I Trust, 2006-7 A1	0.502%	7/25/36	136,585	48,109	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.922%	1/25/33	380,171	322,948	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.352%	2/25/36	782,792	68,385	(a)(d)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.672%	3/25/37	351,096	314,630	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $18,945,508)				12,072,367

COLLATERALIZED MORTGAGE OBLIGATIONS - 45.2%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.512%	2/25/36	917,604	518,092	(a)
American Home Mortgage Assets, 2006-3 3A12	0.432%	10/25/46	1,807,109	915,393	(a)
American Home Mortgage Assets, 2006-6 A1A	0.432%	12/25/46	1,438,875	704,343	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.922%	9/25/34	390,286	342,238	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.823%	2/25/36	203,917	125,394	(a)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.492%	6/25/38	1,084,316	575,380	(a)(d)
Countrywide Alternative Loan Trust, 2004-6CB A	0.532%	5/25/34	1,018,392	857,950	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.502%	7/25/35	465,310	277,353	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.469%	7/20/35	111,787	66,200	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.472%	7/20/35	1,260,920	758,480	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.572%	10/25/35	497,642	266,723	(a)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.572%	11/20/35	128,583	74,001	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.622%	11/20/35	128,583	30,259	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.512%	1/25/36	76,828	52,199	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.542%	1/25/36	646,205	388,325	(a)
Countrywide Alternative Loan Trust, 2006-OA2 X1P	2.681%	5/20/46	17,702,553	1,217,537	(a)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.442%	7/20/46	488,024	200,299	(a)
Countrywide Home Loan, 2003-HYB1 1A1	2.965%	5/19/33	120,787	115,822	(a)
Countrywide Home Loans, 2004-R1 1AF	0.642%	11/25/34	561,802	468,302	(a)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.662%	11/25/34	279,849	222,729	(a)(d)
Countrywide Home Loans, 2005-R3 AF	0.642%	9/25/35	1,539,970	1,282,826	(a)(d)
Countrywide Home Loans, 2006-R2 AF1	0.662%	7/25/36	915,328	784,104	(a)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.602%	3/25/35	145,379	114,423	(a)(d)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	508,979	527,852
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.244%	6/26/35	2,020,000	1,969,327	(a)(d)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.550%	2/25/48	1,099,747	1,100,929	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	134,804
Federal Home Loan Mortgage Corp. (FHLMC), 3136 PS, IO	6.408%	4/15/36	7,269,311	1,099,641	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3346 SB, IO	6.308%	9/15/33	39,592,569	6,458,569	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	6,695,985	7,716,440
Federal Home Loan Mortgage Corp. (FHLMC), 3843 SY, IO	6.408%	10/15/39	23,496,499	3,821,966	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3886 SA, IO	6.258%	7/15/41	11,919,155	1,687,809	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE	5.000%	7/15/41	5,000,000	5,683,098
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	318,781	28,455

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	$3,969,925	$4,646,860
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.236%	4/25/20	5,497,103	397,281	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.681%	6/25/20	4,044,558	404,767	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.514%	8/25/20	21,974,390	1,935,625	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.407%	6/25/46	32,486,851	2,795,313	(a)
Federal National Mortgage Association (FNMA), 2004-100 FA	0.442%	1/25/35	2,415,644	2,405,257	(a)
Federal National Mortgage Association (FNMA), 2009-59 LB	5.848%	8/25/39	4,786,017	5,350,857	(a)
Federal National Mortgage Association (FNMA), 2009-6 KZ	5.000%	2/25/49	3,513,514	3,957,855
Federal National Mortgage Association (FNMA), 2009-74 TX	5.000%	9/25/39	5,000,000	5,639,797
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	2,963,100	3,450,926
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.258%	10/25/40	1,042,146	143,739	(a)
Federal National Mortgage Association (FNMA), 2010-2 AI, IO	5.500%	2/25/40	4,265,723	649,438
Federal National Mortgage Association (FNMA), 2010-38 SA, IO	6.158%	4/25/40	3,628,959	554,145	(a)
Federal National Mortgage Association (FNMA), 2010-59 PC	5.000%	6/25/40	19,140,000	21,600,018
Federal National Mortgage Association (FNMA), 2010-84 SK, IO	6.318%	8/25/40	15,573,699	2,401,882	(a)
Federal National Mortgage Association (FNMA), 2011-144 PT	10.540%	1/25/38	5,718,052	7,017,479	(a)
Federal National Mortgage Association (FNMA), 2011-15 AB	9.750%	8/25/19	2,034,209	2,344,657
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	312,604	369,571
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.438%	7/25/41	410,207	61,693	(a)
Federal National Mortgage Association (FNMA), 2011-87 SH, IO	6.308%	3/25/41	21,484,427	4,342,634	(a)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.708%	9/25/41	44,390,201	8,092,471	(a)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	27,400,000	32,310,960
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	5,000,000	5,698,111
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	16,600,000	18,695,750	(c)
Federal National Mortgage Association (FNMA), 383 18, IO	5.500%	1/1/38	1,416,097	211,355
Federal National Mortgage Association (FNMA), 383 20, IO	5.500%	7/1/37	994,924	150,219
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	159,359	28,393
Federal National Mortgage Association (FNMA) STRIP, 362 6, IO	5.000%	8/1/35	12,946,481	1,784,742

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2002-57 FK	0.742%	8/16/32	$1,802,382	$1,815,978	(a)
Government National Mortgage Association (GNMA), 2004-59 FP	0.542%	8/16/34	2,916,174	2,931,231	(a)
Government National Mortgage Association (GNMA), 2004-81 SK, IO	5.958%	10/16/34	3,098,281	592,632	(a)
Government National Mortgage Association (GNMA), 2006-25 SI, IO	6.458%	5/20/36	3,490,224	598,279	(a)
Government National Mortgage Association (GNMA), 2007-17 IB, IO	6.008%	4/20/37	15,433,821	3,162,939	(a)
Government National Mortgage Association (GNMA), 2007-26 SL, IO	6.558%	5/16/37	4,301,881	867,242	(a)
Government National Mortgage Association (GNMA), 2007-41 SL, IO	6.458%	7/20/37	5,756,372	956,337	(a)
Government National Mortgage Association (GNMA), 2007-45 QB, IO	6.358%	7/20/37	4,729,213	845,283	(a)
Government National Mortgage Association (GNMA), 2009-041 PI, IO	4.500%	9/16/37	50,549,562	4,867,069
Government National Mortgage Association (GNMA), 2009-047 KS, IO	5.808%	6/16/39	17,953,761	2,837,894	(a)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.858%	7/20/35	648,514	103,611	(a)
Government National Mortgage Association (GNMA), 2009-104 KS, IO	6.258%	8/16/39	14,092,729	1,969,443	(a)
Government National Mortgage Association (GNMA), 2009-26 SC, IO	6.158%	1/16/38	18,223,846	2,995,289	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.396%	11/20/59	2,450,505	2,515,411	(a)
Government National Mortgage Association (GNMA), 2010-003 SC, IO	6.308%	1/20/35	15,271,513	1,917,626	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.858%	11/16/34	7,968,361	1,648,716	(a)
Government National Mortgage Association (GNMA), 2010-013, IO	1.118%	11/16/51	72,316,037	3,704,497	(a)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.758%	12/20/32	319,967	54,182	(a)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.758%	2/16/40	336,327	65,619	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.258%	3/20/39	384,536	61,053	(a)
Government National Mortgage Association (GNMA), 2010-031 SD, IO	6.308%	5/20/33	6,274,263	1,336,269	(a)
Government National Mortgage Association (GNMA), 2010-031 SL, IO	5.858%	11/16/34	3,673,788	771,761	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	9,130,751	813,102
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.238%	4/20/40	74,091	12,279	(a)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.308%	12/20/38	741,408	116,753	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.258%	5/20/40	2,669,390	473,919	(a)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	3,700,000	4,139,356
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.758%	5/16/40	2,953,883	554,142	(a)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.258%	5/20/40	2,487,069	430,845	(a)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.258%	5/20/40	909,731	145,136	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.408%	1/20/40	$200,590	$34,377	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO	4.500%	9/20/37	1,400,000	277,768
Government National Mortgage Association (GNMA), 2010-102, IO	1.725%	6/16/52	11,526,782	902,219	(a)
Government National Mortgage Association (GNMA), 2010-109 MI, IO	4.500%	10/20/37	3,919,849	567,747
Government National Mortgage Association (GNMA), 2010-118, IO	1.842%	4/16/53	24,507,791	2,116,076	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	25,832,362	4,592,599
Government National Mortgage Association (GNMA), 2010-168 MI, IO	4.500%	7/20/37	6,237,617	761,351
Government National Mortgage Association (GNMA), 2010-H02 FA	0.924%	2/20/60	6,522,187	6,535,883	(a)
Government National Mortgage Association (GNMA), 2011-005 SL, IO	5.758%	1/20/41	657,575	148,992	(a)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.758%	3/16/41	82,219	11,037	(a)
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	2,677,901	277,837
Government National Mortgage Association (GNMA), 2011-040 MI, IO	4.500%	1/16/38	5,524,108	675,800
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.888%	2/16/36	20,542,404	3,069,360	(a)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.458%	12/16/36	264,079	50,215	(a)
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,229,645
Government National Mortgage Association (GNMA), 2011-128 TS, IO	5.808%	5/16/41	26,521,679	6,473,663	(a)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,600,000	1,803,119
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.666%	6/25/34	2,631,932	2,400,310	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.592%	1/25/35	2,157,676	1,692,704	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.592%	9/25/35	274,897	216,637	(a)(d)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.442%	9/19/46	728,781	456,798	(a)
IMPAC CMB Trust, 2004-07 1A1	0.982%	11/25/34	850,125	723,775	(a)
IMPAC CMB Trust, 2004-10 3A1	0.942%	3/25/35	842,545	701,558	(a)
IMPAC CMB Trust, 2007-A A	0.492%	5/25/37	284,552	241,171	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.042%	11/25/34	129,925	123,517	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.562%	3/25/36	571,007	275,235	(a)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.442%	5/25/36	72,420	41,068	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.615%	3/25/35	324,272	232,596	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.087%	10/25/35	1,031,508	811,256	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.432%	5/25/46	319,834	159,810	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.298%	12/25/34	23,281	19,000	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.452%	4/25/46	272,941	149,733	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.442%	5/25/47	339,191	178,346	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.283%	5/25/36	1,148,162	1,062,218	(a)(d)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.787%	8/25/34	368,388	306,043	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.312%	6/25/36	70,083	30,301	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.432%	9/25/46	$534,597	$395,924	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.742%	2/25/35	642,120	500,279	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,595,998	2,071,648	(d)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.786%	5/25/35	77,929	70,426	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.703%	8/25/34	2,644,458	2,444,484	(a)
Structured ARM Loan Trust, 2004-17 A1	1.122%	11/25/34	161,977	141,472	(a)
Structured ARM Loan Trust, 2005-02 A2	0.492%	2/25/35	405,869	277,732	(a)
Structured ARM Loan Trust, 2005-05 A3	0.472%	5/25/35	168,815	156,812	(a)
Structured ARM Loan Trust, 2005-11 3A	2.574%	5/25/35	2,828,396	2,227,854	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.422%	7/25/46	350,974	203,717	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.684%	9/25/33	1,355,634	1,234,526	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.592%	3/25/35	417,975	331,793	(a)(d)
Structured Asset Securities Corp., 2005-RF2 A	0.592%	4/25/35	1,603,231	1,245,449	(a)(d)
Structured Asset Securities Corp., 2005-RF3 1A	0.592%	6/25/35	610,784	472,876	(a)(d)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.142%	3/25/44	63,504	59,062	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.147%	9/25/37	102,073	96,763	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.155%	9/25/37	98,407	98,885	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.492%	3/16/30	2,500,008	1,207,454	(a)(d)(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.562%	8/25/45	1,827,341	1,509,120	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.532%	10/25/45	144,819	116,453	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.522%	11/25/45	278,647	200,297	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.532%	12/25/45	115,500	90,850	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR07 2A	1.139%	7/25/46	425,028	279,444	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.909%	6/25/47	688,988	458,044	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.578%	6/25/33	235,036	237,588	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.512%	12/25/45	1,027,345	819,677	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $278,156,079)				279,631,343

CORPORATE BONDS & NOTES - 4.1%
FINANCIALS - 4.1%
Bank of America Corp., Senior Notes	5.000%	5/13/21	3,000,000	3,010,080
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,800,000	1,818,000	(d)
Citigroup Inc., Senior Notes	5.375%	8/9/20	5,000,000	5,379,515
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,000,000	4,958,595
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	5,000,000	5,118,460
Wells Fargo & Co., Medium-Term Notes	4.600%	4/1/21	5,000,000	5,372,015

TOTAL CORPORATE BONDS & NOTES (Cost - $25,010,052)				25,656,665

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $617,464,892)				621,657,247

SHORT-TERM INVESTMENTS - 9.8%
U.S. Government Agencies - 9.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	21,600,000	21,597,603	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	1,400,000	1,399,959	(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET MORTGAGE BACKED SECURITES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	$37,730,000	$37,726,189	(f)

TOTAL SHORT-TERM INVESTMENTS (Cost - $60,714,746)				60,723,751

TOTAL INVESTMENTS - 110.3% (Cost - $678,179,638#) Liabilities in Excess of Other Assets - (10.3)%				682,380,998 (63,920,481)

TOTAL NET ASSETS - 100.0%				$618,460,517

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Mortgage Backed Securities Fund (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$304,296,872	—	$304,296,872
Asset-backed securities	—	12,072,367	—	12,072,367
Collateralized mortgage obligations	—	279,631,343	—	279,631,343
Corporate bonds & notes	—	25,656,665	—	25,656,665

Total long-term investments	—	$621,657,247	—	$621,657,247

Short-term investments†	—	60,723,751	—	60,723,751

Total investments	—	$682,380,998	—	$682,380,998

Other financial instruments:
Futures contracts	$260,963	—	—	$260,963
Total return swaps‡	—	$977,618	—	977,618

Total other financial instruments	$260,963	$977,618	—	$1,238,581

Total	$260,963	$683,358,616	—	$683,619,579

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$1,194,218	—	—	$1,194,218
Total return swaps	—	$1,109	—	1,109

Total	$1,194,218	$1,109	—	$1,195,327

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of December 31, 2011	$7,271,392
Accrued premiums/discounts	—
Realized gain (loss)(1)	(78,924)
Change in unrealized appreciation (depreciation)(2)	243,155
Purchases	—
Sales	(418,144)
Transfers into Level 3	—
Transfers out of Level 3(3)	(7,017,479)

Balance as of March 31, 2012	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(2)	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

Notes to Schedule of Investments (unaudited) (continued)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the Fund did not hold any credit default swaps to sell protection.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high- grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held total return swaps with credit related contingent features which had a liability position of $1,109. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to Schedule of Investments (unaudited) (continued)

Gross unrealized appreciation	$23,946,327
Gross unrealized depreciation	(19,744,967)

Net unrealized appreciation	$4,201,360

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	28	6/12	$3,454,810	$3,431,094	$(23,716)
U.S. Treasury 30-Year Bonds	221	6/12	30,228,843	30,442,750	213,907
U.S. Treasury Ultra Long-Term Bonds	91	6/12	14,341,710	13,738,156	(603,554)

					$(413,363)

Contracts to Sell:
U.S. Treasury 2-Year Notes	300	6/12	66,089,244	66,042,188	47,056
U.S. Treasury 10-Year Notes	883	6/12	113,767,755	114,334,703	(566,948)

					$(519,892)

Net unrealized loss on open futures contracts					$(933,255)

At March 31, 2012, the Fund held TBA securities with a total cost of $61,134,953.

At March 31, 2012, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$715,036	1/12/38	MBX.FN30.650.67	**	1-Month LIBOR	‡	—	$(1,109)
Barclays Capital Inc.	50,000,000	5/31/12	1-Month LIBOR	‡	LD10TRUU	**	—	32,712 *
Goldman Sachs Group Inc.	24,257,225	1/12/41	1-Month LIBOR	‡	IOS.FN30.400.10	**	$145,033	266,838
Goldman Sachs Group Inc.	25,570,878	1/12/40	1-Month LIBOR	‡	IOS.FN30.450.09	**	147,382	233,357
Goldman Sachs Group Inc.	10,228,351	1/12/40	1-Month LIBOR	‡	IOS.FN30.450.09	**	153,284	(988)

Total	$110,771,490						$445,699	$530,810

‡	Percentage shown is an annual percentage rate.

**	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$260,963	$(1,194,218)	$499,207	$(434,048)
Credit Risk	—	—	31,603	31,603

Total	$260,963	$(1,194,218)	$530,810	$(402,445)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Futures contracts (to buy)	$58,290,133

Futures contracts (to sell)	177,232,012

Average Notional Balance
Total return swap contracts	$160,302,840

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 29, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012